UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 15, 2007

Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Kansas	000-52004	48-0561319
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Security Benefit Pl. Suite 100, Topeka, Kansas		66606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	785.233.0507

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On November 15, 2007, the Federal Home Loan Bank of Topeka (the "FHLBank Topeka") sent a message to members of the FHLBank Topeka announcing FHLBank Topeka's financial results for the nine-month period ended September 30, 2007. The message includes information as to how FHLBank management evaluated the FHLBank’s financial performance for the nine-month period, in addition to that described in the FHLBank’s quarterly report on Form 10-Q, filed November 13, 2007. A copy of the message is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the FHLBank’s quarterly report on Form 10-Q, referenced above, is posted on the FHLBank’s Web site at www.fhlbtopeka.com.

Item 7.01 Regulation FD Disclosure.

The information provided in Item 2.02 of this current report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Message dated November 15, 2007, announcing FHLBank's financial results for the first nine months of 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

November 15, 2007	By:	/s/ Andrew J. Jetter

Name: Andrew J. Jetter
Title: President and CEO

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Exhibit Index

Exhibit No.	Description

99.1	Message dated November 15, 2007, announcing FHLBank's financial results for the first nine months of 2007.